SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 1, 2002


                              ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


        California                       0-27122                 94-2900635
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
       Incorporation)                                        Identification No.)

         150 Rose Orchard Way                                        95134
            San Jose, CA                                           (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                      N/A

          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         This report is being filed by Adept Technology, Inc. (the "Registrant") to announce that it has signed a definitive agreement to acquire a controlling interest in Meta Control Technologies, Inc. Consummation of the transaction remains subject to customary closing conditions.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADEPT TECHNOLOGY, INC.



Date:  August 15, 2002                By:    /s/ Michael W. Overby
                                         -------------------------------------
                                      Michael W. Overby
                                      Vice President and Chief Financial Officer





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